UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2007

StockerYale, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-27372	04-2114473
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

32 Hampshire Road Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of 2007 Stock Incentive Plan – On May 22, 2007, the shareholders of StockerYale, Inc. (the “Company”), approved the adoption of the Company’s 2007 Stock Incentive Plan (“Plan”). Under the Plan, the Company may issue options, restricted stock, restricted stock units and other stock-based awards to its employees, officers, directors, consultants and advisors. An aggregate of 5,300,000 shares of the Company’s common stock are reserved for issuance under the Plan. In addition, there will be an annual increase to the number of shares reserved for issuance under the Plan equal to the lesser of (i) 1,000,000 shares of common stock, (ii) 5% of the outstanding shares of common stock of the Company, or (iii) an amount determined by the Board of Directors of the Company. The Company’s executive officers are eligible to receive stock based awards under the Plan on the terms and conditions determined by the Governance, Nominating and Compensation Committee of the Board of Directors of the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Plan, and the forms of non-statutory stock option agreement, incentive stock option agreement and restricted stock agreement for usage under the Plan, which are filed or incorporated by reference as exhibits hereto and are incorporated herein by reference.

(e) Amendment to Policy Regarding Compensation of Independent Directors – On May 22, 2007, the Board of Directors of the Company approved an amendment to the Company’s Policy Regarding Compensation of Independent Directors (the “Director Plan”), which provides that all awards of stock made under the Director Plan shall be made pursuant to the Plan, instead of pursuant to the Company’s 2004 Stock Option and Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	2007 Stock Incentive Plan of the Registrant is incorporated herein by reference to Appendix D of the Registrant’s Definitive Schedule 14A filed April 20, 2007 (File No. 000-27372).

99.2	Form of Non-Statutory Stock Option Agreement for use under the Registrant’s 2007 Stock Incentive Plan.

99.3	Form of Incentive Stock Option Agreement for use under the Registrant’s 2007 Stock Incentive Plan.

99.4	Form of Restricted Stock Agreement for use under the Registrant’s 2007 Stock Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.
Date: May 24, 2007
	By:	/s/ Marianne Molleur
Marianne Molleur
Senior Vice President and Chief Financial Officer